UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 16, 2005


                                   VIACOM INC.
             (Exact name of registrant as specified in its charter)


         Delaware                                 001-09553                           04-2949533
(State or other jurisdiction of             (Commission File Number)        (I.R.S. Employer Identification
       incorporation)                                                                   Number)

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                        1515 Broadway, New York, NY 10036
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (212) 258-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

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


Section 7--Regulation FD

Item 7.01         Regulation FD Disclosure.

                  On March 16, 2005, Viacom Inc. (the "Company") issued a press release announcing that it is exploring the division of its business into separate publicly-traded companies. A copy of the press release is furnished herewith as Exhibit 99 and is incorporated by reference herein in its entirety.


Section 9--Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit Number     Description of Exhibit
         --------------     ----------------------

         99                 Press release of the Company dated March 16, 2005.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   VIACOM INC.
                                  (Registrant)



                           By:    /s/ Michael D. Fricklas
                                  ---------------------------------------------
                                  Name:      Michael D. Fricklas
                                  Title:     Executive Vice President, General
                                             Counsel and Secretary


Date:    March 17, 2005

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


Exhibit Index


         Exhibit Number     Description of Exhibit
         --------------     ----------------------

         99                 Press release of the Company dated March 16, 2005.







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